Exhibit (j)(i) under Form N-1A
                                            Exhibit (23) under Item 601/Reg. S-K






               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and to the use of our report dated April 19, 1999, in Post-Effective Amendment Number 27 to the Registration Statement (Form N-1A No. 2-91091) of Federated High Yield Trust dated April 30, 1999.



                                            /s/ Ernst & Young LLP
                                            ERNST & YOUNG LLP


Boston, Massachusetts
April 26, 1999